SEMI-ANNUAL
REPORT
August 31, 2001


                                SALOMON BROTHERS
                                ----------------
                                ASSET MANAGEMENT



SALOMON BROTHERS                                HIGH YIELD BOND FUND
-----------------------------------------       EMERGING MARKETS DEBT FUND
INSTITUTIONAL SERIES FUNDS INC








       NOT FDIC INSURED        NOT BANK GUARANTEED      MAY LOSE VALUE

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SEMI-ANNUAL REPORT AS OF AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                              September 28, 2001

To Our Shareholders:

We are pleased to provide you with the semi-annual report for the Salomon Brothers Institutional High Yield Bond Fund and the Salomon Brothers Institutional Emerging Markets Debt Fund for the period ended August 31, 2001.

As you may or may not know, many Salomon Brothers Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends.

Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

HIGH YIELD BOND FUND

The Salomon Brothers Institutional High Yield Bond Fund ('Fund') seeks to maximize total return by investing primarily in a portfolio of non-investment-grade high-yield fixed income securities. For the six months ended August 31, 2001, the Fund returned 2.33%. In comparison, the Salomon Smith Barney High Yield Market Index ('SSB High Yield Market Index')(1) returned negative 1.28% for the same period.

MARKET OVERVIEW

For the six months ended August 31, 2001 the high-yield market returned negative 1.28%, as measured by the SSB High Yield Market Index. The high-yield market experienced volatility during this period due to large mutual fund inflows, mixed economic data, equity market volatility, technology and telecommunication bond earnings warnings and downward guidance revisions, and lower interest rates. The calendar year began on a positive note as the market surged ahead, with telecom leading the rally, in response to much anticipated interest rate cuts and the resulting strong mutual fund inflows. However, first quarter earnings warnings and guidance revisions in the technology and telecommunications sectors and equity market volatility pulled the market into negative territory for March and April. The high-yield market then rallied in May, powered by substantial mutual fund inflows and the absence of negative telecommunication news. The brief rally ended in June as negative mutual fund flows, a heavy new issue calendar and second quarter earnings warnings produced another set of price declines in many telecom issues. In July and August, the high-yield market rallied once again as take-over speculation and debt buybacks by distressed telecommunications companies provided hope for potential positive event risk.

For the period, the high-yield market's top performing sectors included: financials, supermarkets/drugstores, automotive, healthcare, gaming and services/other. The financial sector benefited from the falling interest rate environment and surprisingly strong home sales. Better than expected operational improvements at a major drug store chain and a supermarket distributor drove the strong performance of the supermarkets/drugstores industry. The automotive sector rallied due to the sequential improvement in production schedules at the three U.S.-based auto manufacturers following a major inventory correction in the first quarter. In addition, the declining interest rate environment and higher incentives have contributed to the remarkable continued strength in automotive retail sales. The healthcare industry was supported by favorable industry fundamentals and its defensive characteristics. Many bonds within the gaming industry also benefited from their industry's position as a safe haven from more economically sensitive sectors. The worst performers included the telecommunications,

---------
1 The SSB High Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.
                                                                          PAGE 1
technology, textiles and chemicals sectors. The telecommunications sector declined significantly as it continued to suffer from earnings warnings, bankruptcies and liquidity issues that increased skepticism regarding the viability of many business plans and the ability of many companies to acquire additional funding. In particular, fears of pricing pressure due to a capacity glut in the long haul industry and lower than expected demand for telecommunications services have pushed bond prices to depressed levels. The textiles, airlines and chemicals sectors suffered from the falloff in demand due to the slowing economy. In terms of credit quality, BB, B and CCC issues generated returns of 6.28%, negative 6.61% and 3.80%, respectively, as higher quality credits remained in strong demand and lower rated issues rebounded from depressed levels.

The Fund's overweighting in the gaming and services/other sectors and underweighting in telecommunications industry, relative to the SSB High Yield Market Index, helped performance. However, an overweighting in the textiles industry and underweightings in the automotive, financials and healthcare sectors, relative to the SSB High Yield Market Index, adversely affected performance. During the period, the Fund responded to market conditions by increasing its exposure to the healthcare sector, while reducing its holdings in the textiles industry.

On August 31, 2001, the high-yield market yielded 11.75% as measured by the SSB High Yield Market Index, down from 12.25% on February 28, 2001. The excess yield over U.S. Treasuries was 7.28%, down from 7.49% on February 28, 2001. We believe that these yields continue to represent attractive long-term values.

While current valuations appear attractive, we expect the high-yield market will continue to experience volatility in the near-term as the longer-term positive effects of any U.S. Federal Reserve Board ('Fed') interest rate cuts and lower long-term interest rates are offset by several factors in the short run, including: (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies,
(iv) reduced secondary market liquidity and (v) equity market volatility. In light of these conditions, we are continuing to pursue a more conservative investment strategy geared to accumulating better quality credits.

EMERGING MARKETS DEBT FUND

The net asset value ('NAV') of the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') increased from $6.39 per share on February 28, 2001 to $6.63 on August 31, 2001. For the six months ended August 31, 2001, the Fund returned 3.76%. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(2) returned 0.41% for the same period.

MARKET OVERVIEW

Emerging markets debt returned 0.41% during the Fund's semi-annual period as measured by the EMBI+. Developments in Argentina and Brazil set the tone for emerging markets for the period. Argentina, the worst performer in the EMBI+, returned a negative 19.75% and Brazil, suffering from Argentine contagion, returned a negative 3.62%. Combined, these two countries represent 41% of the EMBI+ as market capitalization. Historically, this weak performance from the largest credits has tended to drag down returns across all countries in the market. In contrast, the performance of the other 16 emerging market countries all outperformed the EMBI+ return. In our opinion, the market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into systemic risks is a positive development.

At the commencement of the Fund's period in March 2001, the Fed had already embarked on its fiscal easing policy. Short-term interest rates stood at 5.50% in March and ended the period at 3.50%, a full 200 basis points(3) tighter through August. The Fed's changing bias was caused by evidence that U.S. economic growth had slowed considerably in 2001. The economic slowdown in the U.S. has negatively impacted Latin American growth especially when combined with the already fragile Argentine economy. The next Federal Open Markets Committee ('FOMC')(4) meeting is scheduled for October 2,

---------
2 The EMBI+ is a total return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note that an investor cannot invest directly in an index.

3 A basis point is 0.01% or one one-hundredth of a percent.

4 The FOMC is a policy-making body of the Federal Reserve System, the U.S.
  central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
PAGE 2

2001. Additionally, the acts of terrorism on the World Trade Center in New York City on September 11, 2001 prompted a Fed inter-meeting cut of 50 basis points, that brought overnight rates to 3.00%. Barring an unambiguous turn for the better in the economic data or financial markets, we would expect the Fed's easing bias to continue.

Oil prices, an important driver of value in the emerging debt markets, continue to remain at high levels. Fiscal balances and monetary reserves improved substantially as high oil prices contributed to overall credit quality in Russia, Venezuela, Colombia and Mexico, all of which are oil producers. Prices fluctuated during the period, ranging from a low of $24.73 to a high of $28.98. Oil prices closed the period at $27.35. This year, the Organization of Petroleum Exporting Countries ('OPEC')(5) is proactively intervening to defend the price band; its latest intervention occurred on September 1st when it cut production by one million barrels per day. We feel its success is largely a matter of politics, particularly those concerned with the continuing commonality of interests among and actions of Saudi Arabia, Venezuela and Iran. We believe oil prices will be stable or slightly weaker. We feel these prices will modestly benefit from oil importers and should not significantly undermine the very strong external and fiscal performance of the major oil exporters. The spike upward in crude prices following the attacks of September 11th was an anticipated reaction, however since then crude oil has returned to lower levels closer to $22 per barrel.

Return volatility for emerging markets debt remained below historical levels. Twelve-month volatility ending August 31, 2001 was 12.84% as measured by EMBI+. However, the combination of the uncertainty surrounding Turkey's economic reform and the continued Argentine recession triggered a recent increase in volatility levels.

Russian debt, the EMBI+'s best performer, returned 22.37% for the annual period as measured by the EMBI+. Russia continued to perform well as oil prices drove the economy. Russia's foreign reserves are approaching new highs as they reached $37 billion in August 2001. Domestic consumption has also contributed to growth; Gross Domestic Product ('GDP')(6) growth was 5.5% for the first seven months in 2001. Given this improvement, combined with strong fiscal results and an appreciating rouble, the public sector debt-to-GDP ratio fell from 78% at the end of 2000 and is projected to reach 60% by the end of 2001. We believe Russia's improving fundamentals may lead to credit-rating upgrades over the medium term.

Colombian debt, the top performer in Latin America, returned 15.71% during the period, as measured by the EMBI+. Oil prices and export growth were important contributors to the Colombian economy last year. The global slowdown combined with lower coffee and oil prices is beginning to take its toil on the economy leading the Colombian Central Bank to lower interest rates. We maintained our slightly overweight position to Colombian debt for the period.

Bulgarian debt returned 12.63% for the period, as measured by the EMBI+. Bulgaria is undergoing significant social and economic reforms. Prime Minister Simeon Saxe-Coburg announced a dramatic three-pillar economic strategy involving supply side cuts (reducing the upper tax brand bracket from 39% to 28%); a sharp rise in the minimum wage and doubling of child-support benefits. The upcoming talks with the International Monetary Fund ('IMF')(7) will be monitored closely, as the IMF has been critical of the Bulgarian government's economic strategy. Given that, the Bulgarian government has put a high priority on reaching an agreement with the IMF and on accelerating Bulgaria's membership into the European Union. We expect the government will reach a compromise with the IMF.

Mexican debt returned 7.82% as measured by the EMBI+ for the period. The Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. The market continues to anticipate an upgrade of Mexican debt to investment-grade status by Standard & Poor's. However, we believe the recent terrorist attacks will delay the rating agencies decision as the global slowdown and U.S. recession gains momentum. We maintained our exposure to Mexican debt

---------
5 OPEC is an international organization of eleven developing countries which are heavily reliant on oil revenues as their main source of income. Membership is open to any country which is a substantial net exporter of oil and which shares the ideals of the organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.

6 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

7 The IMF is an international organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.
                                                                          PAGE 3
because we believe it is one of the most stable countries in the emerging markets and reflects our overall defensive nature within the portfolio today.

Brazilian debt returned negative 3.62% for the period as measured by the EMBI+. The spike in volatility in international financial markets combined with concerns about weakness in the Brazilian currency negatively impacted the economy and led the Brazilian Central Bank to raise the Selic, the overnight lending rate, by 250 basis points over the period from April to August. We believe the key issue for Brazil remains the sustainability of its public sector debt in an environment where Argentina's problems keep the exchange rate and local interest rates under pressure. The market welcomed the recent announcement by the IMF granting an extension of a $15 billion line of credit. We maintained our slight underweight to Brazil when measured to the EMBI+.

Argentinean debt returned a negative 19.75% as measured by the EMBI+, and was the EMBI+'s worst performer during the period. The country continues to struggle with a weak economy. We believe Argentina must restore economic growth to effectively manage its debt service obligations. After a series of false starts in March, the Argentinean government has installed an effective economic team led by Domingo Cavallo. Cavallo, the Harvard trained economist won an international reputation for helping Argentina defeat hyperinflation in the early 1990's. The market reacted positively to the appointment but the rating agencies downgraded Argentina's debt rating three times over the period from B1/BB- to Caa1/B-. In July, the government enacted a zero-deficit law, limiting public outlays over each quarter to prospective receipts. The announcement of the augmentation of Argentina's IMF facility by $8 billion tightened spreads of the Argentine EMBI+ by 336 basis points to close the month at 1333 basis points. We continue to remain underweight Argentine debt while monitoring developments closely.

The market closed the period with sovereign spreads at 855 basis points. Emerging debt markets have come under pressure in the wake of Argentina's three year long recession, the developed world's economic slowdown and the poor performance of equity markets. We continue to remain fully invested in a diversified portfolio of emerging markets debt securities. That said, we have become more defensive in our outlook and have reduced our exposure to market risk over the past few months.

We thank you for your participation in the Salomon Brothers Institutional Series Funds Inc and look forward to helping you pursue your financial goals in the years to come.

Cordially,

HEATH B. MCLENDON                                       PETER J. WILBY
Heath B. McLendon                                       Peter J. Wilby
Chairman of the Board                                   Executive Vice President

JAMES E. CRAIGE                                         BETH A. SEMMEL
James E. Craige                                         Beth A. Semmel
Executive Vice President                                Executive Vice President

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds. Please refer to pages 7 through 15 for a list and percentage breakdown of each Fund's holdings. Also, please note any discussion of the Funds' holdings is as of August 31, 2001 and is subject to change.

              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND

The following graph depicts the performance of the Salomon Brothers Institutional High Yield Bond Fund ('Fund') versus the Salomon Smith Barney High Yield Market Index ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
           SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND TO THE
                  SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
                            MAY 1996  -  AUGUST 2001
                                  (UNAUDITED)


                              [PERFORMANCE GRAPH]

                          INSTITUTIONAL       SALOMON SMITH BARNEY
                           HIGH YIELD          HIGH YIELD MARKET
DATE                          BOND                  INDEX
----                      -------------       --------------------
5/15/96                      10,000                 10,000
8/96                         10,370                 10,170
2/97                         11,511                 11,081
8/97                         12,277                 11,751
2/98                         12,791                 12,602
8/98                         12,395                 12,105
2/99                         12,798                 12,764
8/99                         12,589                 12,781
2/00                         12,321                 12,827
8/00                         12,110                 12,955
2/01                         12,170                 13,147
8/31/01                      12,453                 12,979

                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)
                                                              % RETURN
                                                              --------
Six months ended 8/31/01....................................    2.33%
Commencement of operations (5/15/96) through 8/31/01........    4.23

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)
Commencement of operations (5/15/96) through 8/31/01........   24.53%

-------------------

* The Salomon Smith Barney High Yield Market Index is valued at month-end only. As a result, while the Fund's total return calculations used in this comparison are for the period May 15, 1996 through August 31, 2001, the Index returns are for the period June 1, 1996 through August 31, 2001.

  Past performance is not predictive of future performance.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the six months ended August 31, 2001, the Fund's investment adviser waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND

The following graph depicts the performance of the Salomon Brothers Institutional Emerging Markets Debt Fund ('Fund') versus the J.P. Morgan Emerging Markets Bond Index Plus ('Index').* It is important to note that the Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
        SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND TO THE
                  J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS
                          OCTOBER 1996  -  AUGUST 2001
                                  (UNAUDITED)


                              [PERFORMANCE GRAPH]

                                                 J.P. MORGAN
                          INSTITUTIONAL        EMERGING MARKET
                         EMERGING MARKETS        BOND INDEX
DATE                        DEBT FUND               PLUS
----                     ----------------      ---------------
10/17/96                     10,000                 10,000
2/97                         11,139                 11,055
8/97                         12,384                 12,094
2/98                         12,766                 12,267
8/98                          7,444                  8,483
2/99                          9,808                  9,998
8/99                         11,116                 11,067
2/00                         13,767                 13,454
8/00                         15,119                 14,868
2/01                         15,610                 15,430
8/31/01                      16,196                 15,493


                        AVERAGE ANNUAL RETURNS
                             (UNAUDITED)
                                                              % RETURN
                                                              --------
Six months ended 8/31/01....................................    3.76%
Commencement of operations (10/17/96) through 8/31/01.......   10.41

                       CUMULATIVE TOTAL RETURN
                             (UNAUDITED)
Commencement of operations (10/17/96) through 8/31/01.......   61.96%

-------------------

* The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar denominated Brady and other similar sovereign restructured bonds traded in emerging markets.

  Past performance is not predictive of future performance.

  The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares.

  During the six months ended August 31, 2001, the Fund's investment adviser waived a portion of its management fees, as shown in the following audited financial statements. Absent such waiver, the Fund's average annual returns would have been lower.

  The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED)
AUGUST 31, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                               VALUE
  ------                                   --------                               -----
CORPORATE BONDS -- 90.8%
BASIC INDUSTRIES -- 8.2%
$  450,000       Acetex Corp., 10.875% due 8/1/09 (a)........................  $   461,813
   150,000       AEI Resources Holdings Inc., 10.500% due 12/15/05
                   (a)(b)(c).................................................       99,750
   500,000       Airgas, Inc., 7.750% due 9/15/06............................      500,000
   300,000       Applied Extrusion Technologies, Inc., 10.750% due 7/1/11
                   (a).......................................................      316,500
   250,000       Berry Plastics Corp., 12.250% due 4/15/04...................      256,250
   500,000       Hines Horticulture Inc., 12.750% due 10/15/05...............      493,125
   500,000       ISP Chemco Inc., 10.250% due 7/1/11 (a).....................      510,000
   610,000       Millennium America Inc., 9.250% due 6/15/08 (a).............      622,200
   125,000       Murrin Murrin Holdings Property Ltd., 9.375% due 8/31/07....      105,625
   425,000       P&L Coal Holdings Corp., 9.625% due 5/15/08.................      454,750
   375,000       PCI Chemicals Canada Inc., 9.250% due 10/15/07 (b)(c).......      185,625
   375,000       Polymer Group Inc., Series B, 8.750% due 3/1/08.............      195,000
   175,000       Radnor Holdings Corp., 10.000% due 12/1/03..................      140,875
   500,000       Republic Technology International Inc., 13.750% due 7/15/09
                   (b)(c)....................................................       50,000
   500,000       Riverwood International Corp., 10.625% due 8/1/07 (a).......      522,500
   250,000       Tembec Industries Inc., 8.625% due 6/30/09..................      260,625
                                                                               -----------
                                                                                 5,174,638
                                                                               -----------
CONSUMER CYCLICALS -- 5.8%
   500,000       Advance PCS, 8.500% due 4/1/08..............................      522,500
   125,000       Advance Stores Co., Inc., Series B, 10.250% due 4/15/08.....      123,437
   175,000       AutoNation, Inc., 9.000% due 8/1/08 (a).....................      179,375
   325,000       Aztar Corp., 8.875% due 5/15/07.............................      334,750
   500,000       Cole National Group, Inc., 8.625% due 8/15/07...............      467,500
   125,000       Finlay Fine Jewelry Corp., 8.375% due 5/1/08................      116,875
   174,000       Guitar Center Management, 11.000% due 7/1/06................      172,913
   750,000       HMH Properties, Inc., Series A, 7.875% due 8/1/05...........      753,750
   500,000       Leslie's Poolmart Inc., 10.375% due 7/15/04 (a).............      432,500
   200,000       Mattress Discounters Corp., 12.625% due 7/15/07.............       81,000
   375,000       Pillowtex Corp., Series B, 9.000% due 12/15/07 (b)(c).......        5,156
   250,000       Saks Inc., 7.250% due 12/1/04...............................      236,250
   250,000       Winsloew Furniture, Inc., 12.750% due 8/15/07...............      226,250
                                                                               -----------
                                                                                 3,652,256
                                                                               -----------
CONSUMER NON-CYCLICALS -- 23.0%
   500,000       Argosy Gaming Co., 10.750% due 6/1/09.......................      556,250
   475,000       Beverly Enterprises, Inc., 9.625% due 4/15/09 (a)...........      501,125
   500,000       Choctaw Resort, 9.250% due 4/1/09 (a).......................      513,750
   500,000       Coast Hotels & Casino, 9.500% due 4/1/09....................      519,375
   500,000       CONMED Corp., 9.000% due 3/15/08............................      502,500
   600,000       Davita, Inc., 9.250% due 4/15/11............................      630,000
   500,000       Duane Reade Inc., 9.250% due 2/15/08........................      500,000
   375,000       Elizabeth Arden Inc., 11.750% due 2/1/11....................      400,312
   500,000       Fleming Co., Inc., 10.125% due 4/1/08.......................      530,625
   370,000       Flooring America Inc., 9.250% due 10/15/07 (b)(c)...........        2,313
    75,000       French Fragrances Inc., Series B, 10.375% due 5/15/07.......       75,000
   625,000       Harrah's Operating Co., Inc., 7.875% due 12/15/05...........      648,437
   900,000       HCA Inc., 8.750% due 9/1/10.................................      994,500
   500,000       Home Interiors & Gifts Inc., 10.125% due 6/1/08.............      332,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 7

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

FACE
AMOUNT                              SECURITY                                       VALUE
------                              --------                                       -----
CONSUMER NON-CYCLICALS -- 23.0% (CONTINUED)
$  500,000       Horseshoe Gaming, LLC, Series B, 8.625% due 5/15/09.........  $   512,500
   500,000       Iasis Healthcare Corp., 13.000% due 10/15/09................      510,000
   250,000       Imperial Holly Corp., 9.750% due 12/15/07 (b)(c)............       55,000
   250,000       Mandalay Resort Group, Series B, 10.250% due 8/1/07.........      269,375
   600,000       MGM Grand, Inc., 9.750% due 6/1/07..........................      658,500
   450,000       Mohegan Tribal Gaming Corp., 8.750% due 1/1/09..............      470,813
   500,000       North Atlantic Trading Co., Series B, 11.000% due 6/15/04...      452,500
   500,000       Omnicare Inc., 8.125% due 3/15/11 (a).......................      520,000
                 Park Place Entertainment Inc.:
   325,000         7.875% due 12/15/05.......................................      331,906
   675,000         8.875% due 9/15/08........................................      709,594
   500,000       Playtex Products, Inc., 9.375% due 6/1/11 (a)...............      517,500
   125,000       Premier International Foods Corp., 12.000% due 9/1/09.......      130,781
                 Pueblo Xtra International Inc.:
    59,000         9.500% due 8/1/03.........................................       11,505
   119,000         Series C, 9.500% due 8/1/03...............................       23,205
                 Revlon Consumer Products Corp.:
   250,000         8.125% due 2/1/06.........................................      190,000
   250,000         9.000% due 11/1/06........................................      192,500
   500,000       Scotts Co., 8.625% due 1/15/09..............................      515,000
   200,000       Syratech Corp., 11.000% due 4/15/07.........................       87,000
   225,000       Tenet Healthcare Corp., Series B, 7.625% due 6/1/08.........      243,563
   600,000       Triad Hospitals Inc., 8.750% due 5/1/09 (a).................      627,000
   125,000       United Industries Corp., Series B, 9.875% due 4/1/09........      102,500
   250,000       Vlasic Foods International Inc., 10.250% due 7/1/09
                   (b)(c)....................................................       74,063
   500,000       Windmere-Durable, 10.000% due 7/31/08.......................      482,500
                                                                               -----------
                                                                                14,393,992
                                                                               -----------
ENERGY -- 9.5%
                 Belco Oil & Gas Corp.:
   125,000         10.500% due 4/1/06........................................      132,187
   200,000         Series B, 8.875% due 9/15/07..............................      207,000
   600,000       Canadian Forest Oil Ltd., 8.750% due 9/15/07................      616,500
   250,000       Costilla Energy Inc., 10.250% due 10/1/06 (b)(c)............            0
                 Grey Wolf Inc.:
   200,000         8.875% due 7/1/07.........................................      198,500
   300,000         Series C, 8.875% due 7/1/07...............................      297,750
   375,000       HS Resources, Inc., 9.250% due 11/15/06.....................      395,625
   186,000       Key Energy Services Inc., 14.000% due 1/15/09...............      216,690
                 Nuevo Energy Co.:
   375,000         9.500% due 6/1/08.........................................      370,313
   125,000         9.375% due 10/1/10 (a)....................................      122,500
   500,000       Parker Drilling Co., Series D, 9.750% due 11/15/06..........      503,750
   500,000       Pioneer Natural Resource Co., 9.625% due 4/1/10.............      557,500
   200,000       Plains Resources Inc., Series E, 10.250% due 3/15/06........      207,000
   500,000       Pogo Producing Co., 8.250% due 4/15/11......................      505,000
   500,000       Pride International Inc., 9.375% due 5/1/07.................      524,375
   170,000       Sesi, LLC, 8.875% due 5/15/11 (a)...........................      166,600
   375,000       Vintage Petroleum Inc., 9.750% due 6/30/09..................      406,875
   500,000       Western Gas Resources Inc., 10.000% due 6/15/09.............      536,250
                                                                               -----------
                                                                                 5,964,415
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

FACE
AMOUNT                              SECURITY                                       VALUE
------                              --------                                       -----
FINANCIAL/LEASING -- 2.5%
$  250,000       DVI, Inc., 9.875% due 2/1/04................................  $   237,500
                 Felcor Lodging L.P.:
   300,000         9.500% due 9/15/08........................................      309,000
   200,000         9.500% due 9/15/08 (a)....................................      206,000
   625,000       Meristar Hospitality Corp., 9.125% due 1/15/11 (a)..........      633,594
   250,000       Nationwide Credit Inc., Series A, 10.250% due 1/15/08.......       76,562
   125,000       Sovereign Bancorp., 10.500% due 11/15/06....................      137,500
                                                                               -----------
                                                                                 1,600,156
                                                                               -----------
HOUSING RELATED -- 1.4%
   500,000       American Standard Inc., 8.250% due 6/1/09...................      520,000
   347,000       Nortek Inc., Series B, 8.875% due 8/1/08....................      343,964
                                                                               -----------
                                                                                   863,964
                                                                               -----------
MANUFACTURING -- 5.4%
   350,000       Alliant Techsystems Inc., 8.500% due 5/15/11 (a)............      362,250
   250,000       Aqua Chemical Inc., 11.250% due 7/1/08......................      175,000
   500,000       BE Aerospace, 9.500% due 11/1/08............................      512,500
   375,000       Breed Technologies Inc., 9.250% due 4/15/08 (b)(c)..........           38
   375,000       Dana Corp., 9.000% due 8/15/11 (a)..........................      378,750
   225,000       Dura Operating Corp., 9.000% due 5/1/09 (a).................      215,437
   300,000       Foamex L.P., 9.875% due 6/15/07.............................      223,500
   250,000       Indesco International Inc., 9.750% due 4/15/08 (b)(c).......       24,062
   125,000       International Utility Structures Inc., 10.750% due 2/1/08...       73,594
   500,000       Key Plastics Inc., Series B, 10.250% due 3/15/07 (b)(c).....           50
   500,000       Newport News Shipbuilding, 9.250% due 12/1/06...............      528,750
   375,000       Sequa Corp., 9.000% due 8/1/09..............................      383,437
   250,000       Stellex Industries Inc., 9.500% due 11/1/07 (b)(c)..........        8,750
   500,000       Terex Corp., 10.375% due 4/1/11.............................      525,000
                                                                               -----------
                                                                                 3,411,118
                                                                               -----------
MEDIA -- 14.5%
                 Adelphia Communications Corp., Series B:
   250,000         10.500% due 7/15/04.......................................      255,000
   750,000         9.875% due 3/1/07.........................................      735,000
                 Charter Communications Holdings LLC:
   250,000         11.125% due 1/15/11.......................................      271,250
 1,175,000         Zero coupon until 4/1/04, 9.920% thereafter, due 4/1/11...      837,188
                 CSC Holdings Inc.:
   410,000         9.875% due 5/15/06........................................      432,550
   250,000         9.875% due 2/15/13........................................      266,250
   250,000         10.500% due 5/15/16.......................................      276,250
   310,000         7.625% due 7/15/18........................................      292,175
   415,000       Hollinger International Publishing Inc., 9.250% due
                   2/1/06....................................................      408,775
                 Insight Midwest:
   500,000         9.750% due 10/1/09........................................      522,500
   125,000         10.500% due 11/1/10 (a)...................................      135,000
   500,000       Lamar Media Corp., 8.625% due 9/15/07.......................      513,750
   500,000       Lin Television Corp., 8.000% due 1/15/08 (a)................      497,500
                 Mediacom LLC:
   500,000         9.500% due 1/15/13 (a)....................................      507,500
   125,000         11.000% due 7/15/13 (a)...................................      131,562

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                          PAGE 9

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

FACE
AMOUNT                              SECURITY                                       VALUE
------                              --------                                       -----
MEDIA -- 14.5% (CONTINUED)
$  250,000       Nextmedia Operating Inc., 10.750% due 7/1/11 (a)............  $   259,375
                 NTL Communications Corp.:
    85,000         12.750% due 4/15/05.......................................       55,250
   150,000         11.875% due 10/1/10.......................................       89,250
   575,000         Series B, 11.500% due 2/1/06..............................      356,500
   750,000         Zero coupon until 10/1/03, 12.375% thereafter, due
                   10/1/08...................................................      304,688
   250,000       Radio One Inc., 8.875% due 7/1/11 (a).......................      258,125
   125,000       Rogers Communications Inc., 8.875% due 7/15/07..............      127,656
                 Telewest Communications PLC:
   250,000         9.625% due 10/1/06........................................      194,062
    75,000         11.000% due 10/1/07.......................................       60,000
   750,000         Zero coupon until 4/15/04, 9.250% thereafter, due
                   4/15/09...................................................      339,375
 1,355,000       United International Holdings, zero coupon until 2/15/03,
                   10.750% thereafter, due 2/15/08...........................      426,825
                 United Pan European Communications:
   115,000         10.875% due 8/1/09........................................       32,775
   220,000         Zero coupon until 2/1/05, 13.750% thereafter, due
                   2/1/10....................................................       30,800
   500,000       Yell Finance, 10.750% due 8/1/11 (a)........................      520,625
                                                                               -----------
                                                                                 9,137,556
                                                                               -----------
SERVICES/OTHER -- 8.4%
                 Allied Waste North America, Inc.:
   525,000         7.875% due 1/1/09.........................................      531,563
   250,000         Series B, 10.000% due 8/1/09..............................      262,500
   675,000       American Tower Corp., 9.375% due 2/1/09.....................      634,500
   200,000       Avis Group Holdings, Inc., 11.000% due 5/1/09...............      229,000
   125,000       Comforce Operating Inc., 12.000% due 12/1/07................      103,437
   650,000       Crown Castle International Corp., 10.750% due 8/1/11........      643,500
   250,000       DynCorp Inc., 9.500% due 3/1/07.............................      236,250
   500,000       Holt Group, 9.750% due 1/15/06 (b)(c).......................       17,500
   250,000       Iron Mountain Inc., 8.625% due 4/1/13.......................      256,875
   200,000       Mail-Well Corp., Series B, 8.750% due 12/15/08..............      170,000
   375,000       Pierce Leahy Corp., 8.125% due 5/15/08......................      375,469
   500,000       R.H. Donnelly Corp., 9.125% due 6/1/08......................      515,000
   500,000       Safety-Kleen Corp., 9.250% due 6/1/08 (b)(c)................           50
   675,000       SBA Communications Corp., 10.250% due 2/1/09................      590,625
   500,000       Sitel Corp., 9.250% due 3/15/06.............................      401,875
                 Spectrasite Holdings Inc.:
    40,000         Series B, 10.750% due 3/15/10.............................       29,600
   750,000         Zero coupon until 3/15/05, 12.875% thereafter, due
                   3/15/10...................................................      251,250
                                                                               -----------
                                                                                 5,248,994
                                                                               -----------
TECHNOLOGY -- 1.4%
   250,000       American Business Information Inc., 9.500% due 6/15/08......      213,750
   150,000       Polaroid Corp., 11.500% due 2/15/06 (b)(c)..................       37,500
   500,000       Unisys Corp., 8.125% due 6/1/06.............................      498,750
   125,000       Xerox Cap Europe PLC, 5.750% due 5/15/02....................      122,031
                                                                               -----------
                                                                                   872,031
                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 10

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

FACE
AMOUNT                              SECURITY                                       VALUE
------                              --------                                       -----
TELECOMMUNICATIONS -- 5.7%
$  375,000       American Cellular Corp., 9.500% due 10/15/09................  $   347,812
   475,000       AT&T Wireless, 7.875% due 3/1/11 (a)........................      502,313
                 Global Crossing Holding Ltd.:
   510,000         9.125% due 11/15/06.......................................      323,850
   125,000         8.700% due 8/1/07.........................................       75,938
   250,000         9.625% due 5/15/08........................................      157,500
    75,000         9.500% due 11/15/09.......................................       45,750
   200,000       Leap Wireless International Inc., 12.500% due 4/15/10.......      131,000
   390,000       Level 3 Communications Inc., 9.125% due 5/1/08..............      184,275
                 Nextel Communications, Inc.:
   825,000         9.375% due 11/15/09.......................................      637,313
   875,000         Zero coupon until 10/31/02, 9.750% thereafter, due
                   10/31/07..................................................      586,250
   175,000       TeleCorp PCS, Inc., 10.625% due 7/15/10.....................      165,375
   325,000       Williams Communications Group Inc., 11.700% due 8/1/08......      149,500
   775,000       XO Communications Inc., 10.750% due 6/1/09..................      302,250
                                                                               -----------
                                                                                 3,609,126
                                                                               -----------
TRANSPORTATION -- 2.3%
   250,000       Enterprise Shipholding Inc., 8.875% due 5/1/08 (b)(c).......       82,500
   500,000       Northwest Airlines Inc., 8.375% due 3/15/04.................      505,625
   250,000       Stena AB, 8.750% due 6/15/07................................      225,625
   600,000       Teekay Shipping Corp., 8.320% due 2/1/08....................      627,000
                                                                               -----------
                                                                                 1,440,750
                                                                               -----------
UTILITIES -- 2.7%
   275,000       AES Corp., 9.375% due 9/15/10...............................      283,250
                 Calpine Corp.:
   625,000         8.750% due 7/15/07........................................      632,813
   175,000         8.500% due 5/1/08.........................................      177,625
   550,000       CMS Energy Corp., 9.875% due 10/15/07.......................      596,750
                                                                               -----------
                                                                                 1,690,438
                                                                               -----------
                 TOTAL CORPORATE BONDS
                 (Cost -- $62,875,882).......................................   57,059,434
                                                                               -----------
CONVERTIBLE CORPORATE BONDS -- 0.4%
   320,000       I2 Technologies, Inc., 5.250% due 12/15/06
                   (Cost -- $239,843)........................................      235,600
                                                                               -----------

COLLATERALIZED MORTGAGE OBLIGATION -- 0.3%
   370,387       Airplanes Pass-Through Trust, 10.875% due 3/15/19
                   (Cost -- $377,453)........................................      226,895
                                                                               -----------

  SHARES                                   SECURITY                               VALUE
  ------                                   --------                               -----
PREFERRED STOCK -- 0.4%
     2,960       Rural Cellular Corp., 12.250% (d)...........................       253,080
                 TCR Holding Corp. (c):
       439         Class B Shares............................................             4
       241         Class C Shares............................................             2
       636         Class D Shares............................................             6
     1,316         Class E Shares............................................            13
                                                                               ------------
                 TOTAL PREFERRED STOCK
                 (Cost -- $288,744)..........................................       253,105
                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 11

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2001
SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

 WARRANTS                                  SECURITY                               VALUE
 --------                                  --------                               -----
WARRANTS (c) -- 0.2%
     3,923       Axiohm Transaction Solutions................................  $          0
   763,659       ContiFinancial Corp., Units of Interest, (Represents
                   interests in a trust in the liquidation of ContiFinancial
                   Corp. and its affiliates).................................       101,185
       200       Leap Wireless International, Inc. (Exercise price of $96.80 per share expiring on 4/15/10. Each warrant exercisable
                   for 5.146 shares of common stock).........................         8,025
       500       Mattress Discounters Corp. (Exercise price of $0.01 per
                   share expiring on 7/15/07. Each warrant exercisable for
                   4.85 shares of Class A common stock and 0.539 shares of
                   Class L common stock).....................................           625
       500       Republic Technologies International Inc. (Exercise price of
                   $0.01 per share expiring on 7/15/09. Each warrant
                   exercisable for 1 share of Class D common stock)..........             5
       250       Winsloew Furniture, Inc. (Exercise price of $0.01 per share expiring on 8/15/07. Each warrant exercisable for 0.2298
                   shares of common stock)...................................         2,656
                                                                               ------------
                 TOTAL WARRANTS
                 (Cost -- $119,853)..........................................       112,496
                                                                               ------------

FACE
AMOUNT                              SECURITY                                       VALUE
------                              --------                                       -----
REPURCHASE AGREEMENT -- 7.9%
$4,973,000       SBC Warburg Dillon Read Inc., 3.630% due 9/4/01; Proceeds at
                   maturity -- $4,975,004; (Fully collateralized by U.S.
                   Treasury Notes and Bonds, 8.500% to 9.000% due 11/15/18 to
                   2/15/20; Market value -- $5,072,560) (Cost -- $4,973,000).     4,973,000
                                                                               ------------
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $68,874,775*)......................................  $ 62,860,530
                                                                               ------------
                                                                               ------------

---------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b) Security is currently in default.

(c) Non-income producing security.

(d) Payment-in-kind security for which all or part of the dividend earned is paid by the issuance of additional stock.

 * Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 12

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2001
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
SOVEREIGN BONDS  --  93.0%
ARGENTINA  --  12.7%
             Republic of Argentina:
 1,460,000(ARS) 8.750% due 7/10/02........................................ $ 1,124,200
 2,074,000      13.969 due 4/10/05 (b)....................................    1,588,166
 4,350,356      7.000% due 12/19/08 (b)...................................    2,849,483
   600,000      12.250% due 6/19/18 (c)...................................      351,000
   560,000      FRB, 5.562% due 3/31/05 (b)...............................      428,750
 1,900,000      Par Bond, 6.000% due 3/31/23 (b)..........................    1,185,719
   950,000      Zero coupon due 10/15/02..................................      866,875
                                                                            -----------
                                                                              8,394,193
                                                                            -----------
BRAZIL  --  21.4%
             Federal Republic of Brazil:
 3,750,000      9.625% due 7/15/05........................................    3,454,687
 2,510,000      12.250% due 3/6/30........................................    2,035,610
11,312,000      11.000% due 8/17/40.......................................    8,141,812
   653,226      MYDFA, 5.750% due 9/15/07 (b).............................      516,048
                                                                            -----------
                                                                             14,148,157
                                                                             -----------
BULGARIA  --  3.8%
             Republic of Bulgaria:
 2,810,000      FLIRB, Series A, 4.562% due 7/28/12 (b)...................    2,332,300
   247,500      IAB, 4.562% due 7/28/11 (b)...............................      199,856
                                                                            -----------
                                                                              2,532,156
                                                                            -----------
COLOMBIA  --  3.2%
             Republic of Colombia:
   750,000      8.700% due 2/15/16........................................      573,000
 1,050,000      11.750% due 2/25/20.......................................    1,042,650
   650,000      8.375% due 2/15/27........................................      482,625
                                                                            -----------
                                                                              2,098,275
                                                                            -----------
COSTA RICA  --  0.9%
             Republic of Costa Rica:
   125,000      9.335% due 5/15/09........................................      132,500
   450,000      9.995% due 8/1/20 (d).....................................      505,125
                                                                            -----------
                                                                                637,625
                                                                            -----------
ECUADOR  --  3.4%
 5,280,000   Republic of Ecuador, 5.000% due 8/15/30 (b)(d)...............    2,238,720
                                                                            -----------
IVORY COAST  --  0.5%
             Republic of Ivory Coast:
 1,375,000      FLIRB, due 3/29/18 (e)(f).................................      206,250
   712,500      PDI Bond, due 3/29/18 (e)(f)..............................      110,437
                                                                            -----------
                                                                                316,687
                                                                            -----------
JAMAICA  --  1.1%
   700,000   Government of Jamaica, 12.750% due 9/1/07 (d)................      761,250
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 13

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2001
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
MEXICO  --  10.3%
             Pemex Project:
 3,000,000      8.500% due 2/15/08........................................  $ 3,135,000
   300,000      9.125% due 10/13/10.......................................      319,500
             United Mexican States:
 1,500,000      8.375% due 1/14/11........................................    1,533,750
 1,232,000      11.375% due 9/15/16.......................................    1,493,800
   375,000      8.125% due 12/30/19.......................................      357,656
                                                                            -----------
                                                                              6,839,706
                                                                            -----------
PANAMA  --  3.8%
 2,792,592   Republic of Panama, IRB, 4.750% due 7/17/14 (b)..............    2,492,388
                                                                            -----------
PERU  --  2.7%
 2,675,000   Government of Peru, FLIRB, 4.000% due 3/7/17 (b).............    1,772,188
                                                                            -----------
PHILIPPINES  --  2.5%
             Republic of the Philippines:
   725,000      9.875% due 1/15/19........................................      623,500
   388,888      FLIRB, Series B, 4.812% due 6/1/08 (b)....................      349,027
   700,000      NMB, 4.750% due 1/5/05 (b)................................      672,875
                                                                            -----------
                                                                              1,645,402
                                                                            -----------
POLAND  --  2.1%
             Republic of Poland:
 1,250,000      PDI, 6.000% due 10/27/14 (b)..............................    1,236,719
   175,000      RSTA Bond, 4.250% due 10/27/24 (b)........................      138,250
                                                                            -----------
                                                                              1,374,969
                                                                            -----------
RUSSIA  --  19.1%
             Russia:
 2,100,000      10.000% due 6/26/07.......................................    1,922,813
 2,844,433      8.250% due 3/31/10........................................    2,240,880
 1,195,000      12.750% due 6/24/28.......................................    1,199,481
15,289,250      5.000% due 3/31/30 (b)....................................    7,291,061
                                                                            -----------
                                                                             12,654,235
                                                                            -----------
URUGUAY  --  0.2%
   100,000   Republic of Uruguay, 8.750% due 6/22/10......................      107,625
                                                                            -----------
VENEZUELA  --  5.3%
             Republic of Venezuela:
 1,315,000      13.625% due 8/15/18.......................................    1,264,044
   125,000      9.250% due 9/15/27........................................       86,188
 1,300,000      Discount Bond, Series W-A, 5.125% due 3/31/20 (including
                  9,282 rights) (b).......................................    1,007,500
 1,500,000      Discount Bond, Series W-B, 4.875% due 3/31/20 (including
                  10,710 rights) (b)......................................    1,162,500
                                                                            -----------
                                                                              3,520,232
                                                                            -----------
             TOTAL SOVEREIGN BONDS
             (Cost  --  $60,347,481)......................................   61,533,808
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 14

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)
AUGUST 31, 2001
SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

   FACE
AMOUNT(a)                              SECURITY                               VALUE
---------                              --------                               -----
LOAN PARTICIPATIONS (g)  --  7.0%
ALGERIA  --  2.2%
             The People's Democratic Republic of Algeria:
   786,537      Tranche 1, 4.187% due 9/4/06 (J.P. Morgan Chase & Co.)
                  (b).....................................................  $   684,288
   901,052      Tranche 3, 4.187% due 3/4/10 (J.P. Morgan Chase & Co.)
                  (b).....................................................      747,874
                                                                            -----------
                                                                              1,432,162
                                                                            -----------
MOROCCO  --  4.8%
 3,527,646     Kingdom of Morocco, Tranche A, 5.093% due 1/1/09
                (Bank of America, J.P. Morgan Chase & Co.) (b)............    3,201,339
                                                                            -----------
             TOTAL LOAN PARTICIPATIONS
             (Cost  --  $4,461,948).......................................    4,633,501
                                                                            -----------
CONTRACTS                              SECURITY                               VALUE
PURCHASED CALL OPTION (f)  --  0.0%
        50    Republic of Venezuela, 9.250% due 9/15/27, Expires 10/1/01,
                exercise price $69 (Cost  --  $36,000)....................       33,500
                                                                            -----------
             TOTAL INVESTMENTS  --  100%
             (Cost  --  $64,845,429*).....................................  $66,200,809
                                                                            -----------
                                                                            -----------

---------

(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) Interest rate shown reflects current rate on instruments with variable rate or step coupon rate.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Security is currently in default.
(f) Non-income producing security.
(g) Participation interest was acquired through the financial institutions indicated parenthetically.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ARS      --  Argentinean Peso.
  FLIRB    --  Front-Loaded Interest Reduction Bond.
  FRB      --  Floating Rate Bond.
  IAB      --  Interest in Arrears Bond.
  IRB      --  Interest Reduction Bond.
  MYDFA    --  Multi Year Depository Facility Agreement.
  NMB      --  New Money Bond.
  PDI      --  Past Due Interest.
  RSTA     --  Resolving Short-Term Agreement.

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 15

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
ASSETS:
    Investments, at value (Cost  --  $68,874,775 and
      $64,845,429, respectively)............................  $62,860,530   $66,200,809
    Cash....................................................          668        67,044
    Interest receivable.....................................    1,427,335     1,546,839
    Receivable for securities sold..........................      300,926     6,777,239
    Deferred organization costs.............................           --         1,602
                                                              -----------   -----------
    TOTAL ASSETS............................................   64,589,459    74,593,533
                                                              -----------   -----------

LIABILITIES:
    Management fee payable..................................       18,798        31,743
    Administration fee payable..............................        2,724         3,092
    Payable for securities purchased........................           --       367,798
    Accrued expenses........................................       51,701        40,508
                                                              -----------   -----------
    TOTAL LIABILITIES.......................................       73,223       443,141
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $64,516,236   $74,150,392
                                                              -----------   -----------
                                                              -----------   -----------

NET ASSETS:
    Par value of capital shares.............................  $     9,785   $    11,178
    Capital paid in excess of par value.....................   75,237,099    69,307,457
    Undistributed net investment income.....................    2,840,819     5,291,236
    Accumulated net realized loss from security transactions
      and options...........................................   (7,557,222)   (1,814,859)
    Net unrealized appreciation (depreciation) of
      investments...........................................   (6,014,245)    1,355,380
                                                              -----------   -----------
TOTAL NET ASSETS............................................  $64,516,236   $74,150,392
                                                              -----------   -----------
                                                              -----------   -----------
SHARES OUTSTANDING..........................................    9,784,602    11,178,164
                                                              -----------   -----------
                                                              -----------   -----------
NET ASSET VALUE, PER SHARE..................................        $6.59         $6.63
                                                              -----------   -----------
                                                              -----------   -----------

Authorized shares of 10,000,000,000 for the Institutional Series Funds, with a par value of $0.001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 16

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001
--------------------------------------------------------------------------------

                                                                             EMERGING
                                                              HIGH YIELD      MARKETS
                                                               BOND FUND     DEBT FUND
                                                               ---------     ---------
INVESTMENT INCOME:
    Interest................................................  $ 2,628,072   $ 4,384,464
    Dividends...............................................       14,138         4,091
                                                              -----------   -----------
    TOTAL INVESTMENT INCOME.................................    2,642,210     4,388,555
                                                              -----------   -----------

EXPENSES:
    Management fee (Note 2).................................      137,389       262,749
    Custody and administration fees (Note 2)................       16,477        26,611
    Registration fees.......................................       16,392        16,680
    Audit fees..............................................       11,194        11,603
    Shareholder and system servicing fees...................       10,824         3,242
    Shareholder communications..............................        3,974         7,061
    Legal...................................................        3,087         4,326
    Amortization of deferred organization costs (Note 1)....        2,615         6,427
    Directors' fees.........................................        1,529         1,872
    Other...................................................        4,024         3,482
                                                              -----------   -----------
    TOTAL EXPENSES..........................................      207,505       344,053
    Less: Management fee waiver (Note 2)....................      (56,378)      (62,536)
                                                              -----------   -----------
    NET EXPENSES............................................      151,127       281,517
                                                              -----------   -----------
NET INVESTMENT INCOME.......................................    2,491,083     4,107,038
                                                              -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND OPTIONS (NOTES 1 AND 3):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
      securities)...........................................   (1,878,554)   (1,376,858)
    Options purchased.......................................           --        52,575
                                                              -----------   -----------
  NET REALIZED LOSS.........................................   (1,878,554)   (1,324,283)
                                                              -----------   -----------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of period.....................................   (6,843,288)    1,903,906
    End of period...........................................   (6,014,245)    1,355,380
                                                              -----------   -----------
  CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)......      829,043      (548,526)
                                                              -----------   -----------
NET LOSS ON INVESTMENTS AND OPTIONS.........................   (1,049,511)   (1,872,809)
                                                              -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 1,441,572   $ 2,234,229
                                                              -----------   -----------
                                                              -----------   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 17

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

                                                               AUGUST 31        FEBRUARY 28
                                                               ---------        -----------
OPERATIONS:
    Net investment income...................................  $  2,491,083      $  3,917,616
    Net realized loss.......................................    (1,878,554)       (3,416,626)
    (Increase) decrease in net unrealized depreciation......       829,043        (1,301,978)
                                                              ------------      ------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.......     1,441,572          (800,988)
                                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................            --        (4,340,214)
                                                              ------------      ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................            --        (4,340,214)
                                                              ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................    44,646,255        20,411,167
    Net asset value of shares issued for reinvestment of
      dividends.............................................            --         4,340,214
    Cost of shares reacquired...............................      (982,216)      (51,614,224)
                                                              ------------      ------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................    43,664,039       (26,862,843)
                                                              ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...........................    45,105,611       (32,004,045)
NET ASSETS:
    Beginning of period.....................................    19,410,625        51,414,670
                                                              ------------      ------------
    END OF PERIOD*..........................................  $ 64,516,236      $ 19,410,625
                                                              ------------      ------------
                                                              ------------      ------------
* Includes undistributed net investment income of:..........    $2,840,819          $781,050
                                                              ------------      ------------
                                                              ------------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 18

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE SIX MONTHS ENDED AUGUST 31, 2001 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 2001
EMERGING MARKETS DEBT FUND
--------------------------------------------------------------------------------

                                                               AUGUST 31        FEBRUARY 28
                                                               ---------        -----------
OPERATIONS:
    Net investment income...................................  $  4,107,038      $  6,717,226
    Net realized gain (loss)................................    (1,324,283)        4,638,302
    Decrease in net unrealized appreciation.................      (548,526)       (3,988,774)
                                                              ------------      ------------
    INCREASE IN NET ASSETS FROM OPERATIONS..................     2,234,229         7,366,754
                                                              ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................            --        (6,195,030)
                                                              ------------      ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................            --        (6,195,030)
                                                              ------------      ------------
FUND SHARE TRANSACTIONS (NOTE 5):
    Proceeds from sale of shares............................    41,188,027        43,032,371
    Net asset value of shares issued for reinvestment of
      dividends.............................................            --         6,195,029
    Cost of shares reacquired...............................   (32,463,058)      (49,637,399)
                                                              ------------      ------------
    INCREASE (DECREASE) IN NET ASSETS FROM
      FUND SHARE TRANSACTIONS...............................     8,724,969          (409,999)
                                                              ------------      ------------
INCREASE IN NET ASSETS......................................    10,959,198           761,725
NET ASSETS:
    Beginning of period.....................................    63,191,194        62,429,469
                                                              ------------      ------------
    END OF PERIOD*..........................................  $ 74,150,392      $ 63,191,194
                                                              ------------      ------------
                                                              ------------      ------------
* Includes undistributed net investment income of:..........    $5,291,236        $1,179,233
                                                              ------------      ------------
                                                              ------------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 19

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Salomon Brothers Institutional High Yield Bond Fund ('High Yield Bond Fund') and Salomon Brothers Institutional Emerging Markets Debt Fund ('Emerging Markets Debt Fund') are portfolios constituting the Salomon Brothers Institutional Series Funds Inc ('Institutional Series'). The Institutional Series is an open-end investment company incorporated in Maryland on January 19, 1996. Each Fund has a specific investment objective: the High Yield Bond Fund's objective is to maximize total return by investing primarily in a portfolio of high-yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services; the Emerging Markets Debt Fund's objective is to maximize total return by investing primarily in debt securities of government, government related and corporate issuers located in emerging market countries.

The following is a summary of significant accounting policies followed by the Institutional Series in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

    (a) INVESTMENT VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value. If the Fund acquires such securities with more than 60 days remaining to maturity, they will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis.

    Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

    (b) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT FUND

    The following written put option transactions occurred during the six months ended August 31, 2001:

                                                              NUMBER OF
                                                              CONTRACTS   PREMIUMS
                                                              ---------   --------
Options written, outstanding at February 28, 2001...........      55      $  51,700
Options written.............................................     127        118,200
Options terminated in closing purchase transactions.........    (182)      (169,900)
                                                                ----      ---------
Options written, outstanding at August 31, 2001.............      --      $       0
                                                                ----      ---------
                                                                ----      ---------

    (c) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is each Fund's policy that the Fund takes possession, through its custodian, of the underlying collateral and monitors the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that the market value of the collateral (plus accrued interest) equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

    (d) FOREIGN CURRENCY TRANSLATION. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

    (e) FORWARD FOREIGN CURRENCY CONTRACTS. Each Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities or to hedge the value of portfolio securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

    (f) LOAN PARTICIPATIONS. Each Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ('lender'). The total cost of the Emerging Markets Debt Fund's loan participations at August 31, 2001 was $4,461,948.

    (g) FEDERAL INCOME TAXES. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

    (h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Each Fund declares dividends from net investment income annually. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are
                                                                         PAGE 21

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

    recorded on the ex-dividend date and are determined in accordance with Federal income tax regulations which may differ from GAAP. These differences are due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains.

    (i) EXPENSES. Direct expenses are charged to the Fund that incurred them, and general expenses of the Institutional Series are allocated to the Funds based on each Fund's relative net assets.

    (j) DEFERRED ORGANIZATION COSTS. Certain costs incurred in connection with each Fund's organization have been deferred and are being amortized by the Funds over a 60-month period from the date each Fund commenced investment operations. In the event that any of the initial shares purchased by Salomon Brothers Asset Management Inc ('SBAM') are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organization costs which the number of shares redeemed bears to the total number of initial shares purchased.

    (k) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At February 28, 2001, reclassifications were made to the capital accounts of the High Yield Bond Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    (l) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2. MANAGEMENT FEE AND OTHER AGREEMENTS

Each Fund retains SBAM, a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of the Institutional Series. Among other things, SBAM furnishes the Funds with office space and certain services and facilities required for conducting the business of the Funds, and pays the compensation of its officers. The management fee for these services for each Fund is based on the following annual percentages of each Fund's average daily net assets: 0.50% for the High Yield Bond Fund and 0.70% for the Emerging Markets Debt Fund. SBAM also acts as the administrator of each Fund for which it receives a fee calculated at an annual rate of 0.05% of each Fund's average daily net assets. These fees are calculated daily and paid monthly.

For the six months ended August 31, 2001, SBAM waived management fees of $56,378 and $62,536 for the High Yield Bond Fund and Emerging Markets Debt Fund, respectively.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

3. PORTFOLIO ACTIVITY

During the six months ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                                    EMERGING
                                                     HIGH YIELD      MARKETS
                                                      BOND FUND     DEBT FUND
                                                      ---------     ---------
Purchases..........................................  $53,552,612   $93,618,120
                                                     -----------   -----------
                                                     -----------   -----------
Sales..............................................  $13,748,414   $79,327,003
                                                     -----------   -----------
                                                     -----------   -----------

At August 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                     EMERGING
                                                      HIGH YIELD      MARKETS
                                                       BOND FUND     DEBT FUND
                                                       ---------     ---------
Gross unrealized appreciation.......................  $ 1,290,486   $ 3,092,755
Gross unrealized depreciation.......................   (7,304,731)   (1,737,375)
                                                      -----------   -----------
Net unrealized appreciation (depreciation)..........  $(6,014,245)  $ 1,355,380
                                                      -----------   -----------
                                                      -----------   -----------

4. PORTFOLIO INVESTMENT RISKS

CREDIT AND MARKET RISK. Funds that invest in emerging markets and high-yield debt instruments are subject to certain credit and market risks. The yields of debt obligations reflect, among other things, perceived credit risk. Securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes in emerging market countries may have disruptive effects on the market prices of investments held by the Funds.

The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Foreign securities and currency transactions involve certain considerations and risks not typically associated with those of U.S. Dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK. Each Fund may enter into forward foreign currency contracts ('forward contracts') to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The High Yield Bond Fund and Emerging Markets Debt Fund may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease
                                                                         PAGE 23

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. A risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

5. CAPITAL STOCK

At August 31, 2001, the Institutional Series had 10,000,000,000 shares of authorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

For the Six Months Ended August 31, 2001:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................  6,921,407     6,360,806
Shares issued for reinvestment of dividends...........         --            --
Shares reacquired.....................................   (152,755)   (5,077,058)
                                                        ---------    ----------
Net increase..........................................  6,768,652     1,283,748
                                                        ---------    ----------
                                                        ---------    ----------

For the Year Ended February 28, 2001:

                                                                      EMERGING
                                                        HIGH YIELD    MARKETS
                                                        BOND FUND    DEBT FUND
                                                        ---------    ---------
Shares sold...........................................   2,825,850    6,665,647
Shares issued for reinvestment of dividends...........     717,390    1,023,972
Shares reacquired.....................................  (7,296,365)  (7,686,285)
                                                        ----------   ----------
Net increase (decrease)...............................  (3,753,125)       3,334
                                                        ----------   ----------
                                                        ----------   ----------

6. CAPITAL LOSS CARRYFORWARDS

At February 28, 2001, the High Yield Bond Fund and the Emerging Markets Debt Fund had, for Federal income tax purposes, approximately $4,813,000 and $20,000, respectively, of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset realized capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on February 28, of the years below:

                                               2007        2008         2009
                                               ----        ----         ----
High Yield Bond Fund.......................  $112,000   $1,499,000   $3,202,000
Emerging Markets Debt Fund.................    20,000           --           --

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data per share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

                                                             HIGH YIELD BOND FUND
                                    -----------------------------------------------------------------------
                                    2001(1)(2)           2001(2)   2000(2)(3)    1999      1998     1997(4)
                                    ----------           -------   ----------    ----      ----     -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............   $  6.44             $  7.60    $  8.60     $  9.67   $ 11.13   $10.00
                                     -------             -------    -------     -------   -------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........      0.31                0.78       0.80        1.04      1.51     0.57
  Net realized and unrealized
    gain (loss)...................     (0.16)              (0.94)     (1.11)      (1.05)    (0.34)    0.93
                                     -------             -------    -------     -------   -------   ------
Total Income (Loss) From
  Operations......................      0.15               (0.16)     (0.31)      (0.01)     1.17     1.50
                                     -------             -------    -------     -------   -------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income...........        --               (1.00)     (0.69)      (1.00)    (1.66)   (0.36)
  Net realized gains..............        --                  --         --       (0.06)    (0.97)   (0.01)
                                     -------             -------    -------     -------   -------   ------
Total Distributions...............        --               (1.00)     (0.69)      (1.06)    (2.63)   (0.37)
                                     -------             -------    -------     -------   -------   ------
NET ASSET VALUE, END OF PERIOD....   $  6.59             $  6.44    $  7.60     $  8.60   $  9.67   $11.13
                                     -------             -------    -------     -------   -------   ------
                                     -------             -------    -------     -------   -------   ------
NET ASSETS, END OF PERIOD
  (000S)..........................   $64,516             $19,411    $51,415     $37,367   $22,664   $6,575
                                     -------             -------    -------     -------   -------   ------
                                     -------             -------    -------     -------   -------   ------
TOTAL RETURN......................  2.3%'DD'              (1.2)%     (3.7)%        0.1%     11.1%   15.1%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5).....................      0.55%'D'            0.55%      0.55%       0.55%     0.55%    0.55%'D'
  Net investment income...........      9.07%'D'           10.59%      9.70%       8.80%     9.10%    9.36%'D'
PORTFOLIO TURNOVER RATE...........        28%                 80%        39%        102%      189%     151%
Before waiver of management fee,
  expenses reimbursed by SBAM and
  credits earned from and fees
  waived by the custodian, net
  investment income per share and
  expense ratios would have been:
    Net investment income per
      share.......................     $0.30               $0.75      $0.77       $0.94     $0.93    $0.29
    Expense ratio.................      0.76%'D'            0.96%      0.89%       1.39%     4.03%    5.22%'D'

-------------------
(1) For the six months ended August 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the year ended February 29, 2000.
(4) For the period from May 15, 1996 (inception date) to February 28, 1997.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.
 'DD'  Total return is not annualized, as it may not be representative of the total return for the year.
 'D'  Annualized.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
Selected data per share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

                                                          EMERGING MARKETS DEBT FUND
                                    -----------------------------------------------------------------------
                                    2001(1)(2)           2001(2)   2000(2)(3)    1999      1998     1997(4)
                                    ----------           -------   ----------    ----      ----     -------
NET ASSET VALUE,
  BEGINNING OF PERIOD.............   $  6.39             $  6.31    $  4.95     $  7.21   $ 10.91   $10.00
                                     -------             -------    -------     -------   -------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........      0.36                0.79       0.65        0.62      1.69     0.35
  Net realized and unrealized
    gain (loss)...................     (0.12)               0.01       1.32       (2.29)    (0.27)    0.78
                                     -------             -------    -------     -------   -------   ------
Total Income (Loss) From
  Operations......................      0.24                0.80       1.97       (1.67)     1.42     1.13
                                     -------             -------    -------     -------   -------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income...........        --               (0.72)     (0.61)      (0.59)    (1.77)   (0.20)
  Net realized gains..............        --                  --         --       (0.00)*   (3.35)   (0.02)
                                     -------             -------    -------     -------   -------   ------
Total Distributions...............        --               (0.72)     (0.61)      (0.59)    (5.12)   (0.22)
                                     -------             -------    -------     -------   -------   ------
NET ASSET VALUE, END OF PERIOD....   $  6.63             $  6.39    $  6.31     $  4.95   $  7.21   $10.91
                                     -------             -------    -------     -------   -------   ------
                                     -------             -------    -------     -------   -------   ------
NET ASSETS, END OF PERIOD
  (000S)..........................   $74,150             $63,191    $62,429     $30,523   $14,596   $6,211
                                     -------             -------    -------     -------   -------   ------
                                     -------             -------    -------     -------   -------   ------
TOTAL RETURN......................  3.8%'DD'               13.4%      40.4%     (23.1)%     14.6%   11.4%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5).....................      0.75%'D'            0.75%      0.75%       0.75%     0.75%    0.75%'D'
  Net investment income...........     10.94%'D'           12.44%     11.12%      13.61%     8.53%    8.94%'D'
PORTFOLIO TURNOVER RATE...........       117%                266%       203%        295%      549%     136%
Before waiver of management fee,
  expenses reimbursed by SBAM and
  credits earned from and fees
  waived by the custodian, net
  investment income per share and
  expense ratios would have been:
    Net investment income per
      share.......................     $0.36               $0.78      $0.63       $0.59     $1.18    $0.08
    Expense ratio.................      0.92%'D'            1.02%      1.02%       1.50%     3.34%    7.57%'D'

-------------------
(1) For the six months ended August 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the year ended February 29, 2000.
(4) For the period from October 17, 1996 (inception date) to February 28, 1997.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.
 *   Amount represents less than $0.01 per share.
 'DD'   Total return is not annualized, as it may not be representative of the total return for the year.
 'D'   Annualized.

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

TELEPHONE
1-888-777-0102, TOLL FREE

DISTRIBUTOR
CFBDS, Inc.

INVESTMENT MANAGER
Salomon Brothers Asset Management Inc
125 Broad Street
10th Floor, MF-2
New York, New York 10004

CUSTODIAN
PFPC Trust Company
8800 Tinicom Blvd.
Suite 200
Philadelphia, Pennsylvania 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9764
Providence, RI 02940-9764

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, New York 10017

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

DIRECTORS
CHARLES F. BARBER
Consultant; formerly Chairman;
ASARCO Inc.

CAROL L. COLMAN
Consultant, Colman Consulting

DANIEL P. CRONIN
Vice President-General Counsel,
Pfizer International Inc.

HEATH B. MCLENDON
Chairman and President, Managing Director,
Salomon Smith Barney Inc.; President and Director,
Smith Barney Fund Management LLC and Travelers Investment Adviser, Inc.

OFFICERS
HEATH B. MCLENDON
Chairman and President

LEWIS E. DAIDONE
Executive Vice President
and Treasurer

JAMES E. CRAIGE
Executive Vice President

THOMAS K. FLANAGAN
Executive Vice President

MAUREEN O'CALLAGHAN
Executive Vice President

BETH A. SEMMEL
Executive Vice President

PETER J. WILBY
Executive Vice President

ANTHONY PACE
Controller

CHRISTINA T. SYDOR
Secretary

       ------------------------------------------------------------------
                 Salomon Brothers Institutional Series Funds Inc
                 ---------------------------------------------------------------

SSB [CITI LOGO]
----------------------
Asset Management Group

  A member of citigroup                                            INSTSEMI 8/01


                           STATEMENT OF DIFFERENCES
                           ------------------------

The dagger shall be expressed as...........................................  'D'
The double dagger shall be expressed as.................................... 'DD'